Regency Energy Partners LP Acquisitions of Eagle Rock Energy Partners, L.P.’s Midstream Assets & Hoover Energy Partners LP’s Midstream Assets December 23, 2013 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements
This presentation includes “forward-looking” statements.  Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,”
“project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-
looking statements.  Regency Energy Partners LP (“Regency”) and PVR Partner, L.P. (“PVR”) cannot give any assurance that expectations and projections about future events will prove to be correct.  Forward-looking statements are subject to a variety of risks, uncertainties and assumptions.  These risks and uncertainties include the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized. Additional risks include: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the ability of Regency to successfully integrate PVR’s operations and employees and realize anticipated synergies and cost savings, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, the ability to achieve revenue, DCF and EBITDA growth, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the combined company as well as for producers connected to the combined company’s system and its customers, the level of creditworthiness of, and performance by counterparties and customers, the ability to access capital to fund organic growth projects and acquisitions, including significant acquisitions, and the ability to obtain debt and equity financing on satisfactory terms, the use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time, changes in commodity prices, interest rates, and demand for the combined company's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, acts of terrorism and war, industry changes including the impact of consolidations and changes in competition, the ability to obtain required approvals for construction or modernization of facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards.  Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking statements.
These and other risks and uncertainties are discussed in more detail in filings made by Regency and PVR with the Securities and Exchange Commission, which are available to the public. Regency and PVR undertake no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.
2

Regency will acquire Eagle Rock Energy Partners, L.P.’s (EROC) midstream assets for approximately $1.3 billion
• Complements core gathering and processing business and further diversifies basin exposure in the Texas
Panhandle and East Texas
• Adds new organic growth opportunities
Expected to be immediately accretive to distributable cash flow per common unit, both on a stand-alone basis and pro forma for the PVR acquisition
The acquisition is subject to approval of EROC’s unitholders, Hart-Scott-Rodino Anti-trust Improvements Act approval and other customary closing conditions and is expected to close in the second quarter of 2014
Transaction Highlights
3
Acquisition of EROC’s Midstream Assets
Acquisition of Hoover’s Midstream Assets
Regency will acquire Hoover Energy Partner LP’s (Hoover) midstream assets for approximately $290 million
• Complements Regency’s existing footprint in the southern portion of the Delaware Basin and expands services to producers into crude and water gathering
• Adds additional synergies and new organic growth opportunities
Expected to be immediately accretive to distributable cash flow per common unit
The acquisition is subject to approval under the Hart-Scott-Rodino Anti-trust Improvements Act and other customary closing conditions and is expected to close in the first quarter of 2014
Regency management expects to recommend to its Board of Directors distribution increases that would represent a growth rate of 6-8% for full-year 2014¹
1 Subject to Board approval based on Regency’s future operating results, including the performance of the acquired businesses

Financing Overview
4
Total consideration of approximately $1.3 billion financed via:
All financing needs required to fund the transactions are complete
Acquisition of EROC’s Midstream Assets
Acquisition of Hoover’s Midstream Assets
Total consideration of approximately $290 million financed via:
• The issuance of $200 million of Regency common units to EROC
• The issuance of $400 million of Regency common units to Energy Transfer Equity (NYSE:ETE)
• The issuance of up to $550 million of Regency senior notes in exchange for outstanding EROC senior notes
• The remaining consideration will be funded with borrowings from Regency’s revolving credit facility
• The issuance of approximately $98 million of Regency common units to Hoover
• The remaining consideration will be funded with borrowings from Regency’s revolving credit facility

Proposed Acquisition of Eagle Rock Energy Partners, L.P.’s Midstream Assets

Strategic Highlights
Combination of Regency, PVR and Eagle Rock’s midstream assets will strengthen Regency’s position as a midstream provider in the Mid-Continent region and will provide additional growth opportunities
Top Tier Liquid
Rich Plays
•
Stacked pay multiplier provides significant drilling opportunities for many years
•
Single well economics in area continue to be top tier
Strong Producer
Relationships
Recent EROC
Investments
Enhanced
Long-Term
Value Creation
6
Invested over $400 million of growth capital since 2011
Recently brought 60 MMcf/d Wheeler Plant in the Texas Panhandle online
Infrastructure set up to allow for additional expansion based on drilling activity
Expand Regency’s position in liquids-rich basins that have long lived production histories
Texas Panhandle assets are in a core area and immediately expand Regency’s position as a midstream provider in the region
EROC assets will complement Regency’s core gathering and processing business and will diversify Regency’s basin exposure
Combined system expected to provide significant synergies, increase efficiencies on Regency’s current system, and enhance service for Regency’s customers
Provides immediate accretion that is balance sheet neutral
Large system footprint in East Texas overlies several attractive shale plays including the Haynesville Shale, Austin Chalk,
Tuscaloosa Marine Shale and Woodbine Shale
Long-term contractual relationships with high quality producers
Over 3,000,000 gross acres dedicated to system
Panhandle system is well positioned and highly efficient to support existing customers and capture new opportunities
Top customers include premier E&P companies such as Anadarko, Apache, BP, Chesapeake, Exxon, Linn, EOG Resources,
Jones Energy and Halcón

Natural Gas
18%
NGL
41%
Crude Oil /
Condensate
41%

South
Texas and
GOM
1%
East Texas
21%
Texas
Panhandle
78%

EROC Midstream Overview
Texas Panhandle System
•
~6,500 miles of gathering pipeline
•
~550 MMcfd of processing capacity
•
BP acquisition has led to additional fee-based acreage
dedications
Over 3,000,000 gross acres dedicated with top tier E&P
companies
~40% of gross margin from fee-based agreements
Future growth opportunities around existing system for
acreage dedications and condensate logistics
EROC Gathering Systems
EROC Processing Plant
Legend
South
East Texas /
Panhandle Texas GoM Total
Gathering System Pipeline Miles: 6,514 1,444 176 8,134
Processing Plants: 11 5 3 19
Processing Capacity (MMcf/d): 548 168 116 832
Compression HP: 227,414 35,672 8,080 271,166
Q2 2013 Reported Gathering Volume (MMcfd): 350 149 46 545
Q2 2013 Reported Equity NGL & Condensate (Bpd): 6,162 846 74 7,082
Highlights Area of Operations
Asset Summary Commodity Mix 2013E Gross Margin
7

8
Diversified, Well-Positioned Asset Base
Pro Forma Asset Base
LA
AR
MO
KS
OK
NM
TX
AL
PVR Coal Assets
KY
OH
IN
WV
TN
IL
VA
NC
NY
PA
EROC Gathering Systems
EROC Crude Oil Pipeline
RGP NGL Pipeline
EROC Processing Plant
RGP Processing / Treating Plant
PVR Processing Plant
PVR Pipelines
PVR Coal Assets
Texas Panhandle
East Texas
RGP Gathering Systems / Pipeline

2  Pro forma for PVR
2013E Segment Gross Margin
(1)
2013E Commodity Mix
(1)
9
Pro Forma Business Mix In Line With Strategic Targets
Regency (2)
3
2
Pro Forma
Regency (2)
3
2
Pro Forma
G&P
57%
Contract Services
14%
14%
NGL Services
8%
Coal
7%
G&P
63%
Contract Services
12%
12%
NGL Services
7%
Coal
6%
Fee Based
78%
Commodity
22%
Fee Based
73%
Commodity
27%
1
Excludes corporate, eliminations and Gulf State contributions
Nat. Gas Trans.
Nat. Gas Trans.

Proposed Acquisition of Hoover Energy Partners LP’s Midstream Assets

11
Strategic Rationale
The purchase of Hoover Energy Partners LP will complement and provide growth opportunities around
Regency’s existing assets in the West Texas/Permian Region
Strategically
Located Assets
Established first-mover position in the southern portion of the Delaware Basin
44 rigs currently running in Hoover’s Operating Area and new permitting and drilling activity extending south and east across Hoover’s system
Full-Service
Midstream
Provider
The crude and water gathering systems will expand Regency’s producer services
•
The Perry Ranch Station major destination for crude gathered in the region and has a 20-year dedication
•
The Delaware Water System is the only “open access” water gathering and disposal system in the Delaware Basin
Hoover’s full-service business model captures multiple revenue streams from each connected well and provides a strategic position from which to secure new business and retain current customers
Large,
Long-Term
Dedications
164,834 gross acres dedicated for crude oil gathering and transportation with a weighted-average remaining term of approximately 5 years
2—year, 2,006 square-mile area dedication for crude oil gathered by truck
190,723 gross acres dedicated for natural gas gathering with a weighted-average remaining term of approximately 8 years
58,337 gross acres dedicated for water gathering and disposal services with a weighted-average remaining term of approximately 2 years
Growth
Outlook and
Opportunities
Near-term growth expected to be driven by existing contracts across all business lines
Long-term growth driven by new development opportunities expected to be contracted within six to nine months
Hoover also has a number of growth projects in various stages of development; including
•
Two crude oil gathering projects and one water gathering project
•
Would require the construction of 39 miles of crude oil and 28 miles of water gathering pipelines, respectively

REGENCY
WEST TEXAS SYSTEM
PERMIAN BASIN
Miles
1 inch = 4 miles
REGENCY PLANT
REGENCY PIPELINE
Hoover
Commodity
Ward
Crane
Upton
Reeves
Crockett
Pecos
Jeff Davis
Brewster
Terrell
REGENCY

12 Combined System Map

13
Conclusion
Transactions enhance the combined company’s position in attractive, high-growth regions
• Everest: Provides added scale and scope in the Texas Panhandle, and when combined with PVR, will strengthen Regency’s as a midstream provider in the region
• Boulder: Extends presence in the Delaware Basin in West Texas and supports goal of diversifying service offerings to customers
Transactions and pro forma credit profile are in keeping with Regency’s long-term financial objectives
Both transactions are expected to be immediately accretive to 2014 DCF
Regency management expects to recommend to its Board of Directors distribution increases that would represent a growth rate of 6-8% for full-year 2014¹
1 Subject to Board approval based on Regency’s future operating results, including the performance of the acquired businesses

Appendix

REGENCY
ENERGY PARTNERS

Oil
Liquids Rich
Gas
Avg. Depth (ft.)
8,000
14,500
Formation
Texas
Oklahoma
DOUGLAS
TONKAWA
COTTAGE GROVE
MISSOURIAN WASH
CLEVELAND
MARMATON
UPPER GRANITE WASH
LOWER GRANITE WASH
ATOKA
MORROW

Texas Panhandle Overview
EROC Gathering Systems
EROC Processing Plant
Legend
Highlights Texas Panhandle Map
EROC’s Texas Panhandle region covers 14 counties in Texas and two counties in Oklahoma
•
As of June 30, 2013, 339 producers and 3,861 wells and central delivery points were connected to EROC’s Texas Panhandle system
Texas Panhandle assets consist of 6,514 miles of natural gas gathering systems and 548 MMcfd of natural gas processing capacity from 11 processing plants, a 1,000 Bpd propane fractionation facility and four condensate stabilizers with 7,000 Bpd of capacity
Approximately 30% of gross margin generated from fee-based
arrangements
On  July 8, 2013, EROC announced the startup of the 60 MMcfd
Wheeler cryogenic processing plant in Wheeler County, Texas
Processing / Treatin
County Capacity (MMcfd)
Wheeler Plant Wheeler 60
Canadian Plant Hemphill 25
Phoenix Arrington Ranch Plant Hemphill 80
Woodall Plant Hemphill 60
Hemphill Plant Hemphill 50
Sunray Plant Moore 168
Red Deer Plant Roberts 24
Roberts County Plant Roberts 20
Cargray Plant Carson 30
Gray Plant Gray 20
Lefors Plant Gray 11
Goad Treater Hemphill 20
Total Processing / Treating Capacity 568
Plant Summary Multiple Zone Play
15
TX LA
OK

HAYNESVILLE SHALE PLAY
TEXAS
LOUISIANA
EOG
TUSCALOOSA SHALE PLAY
EOG
Ursa
Swift
Ursa
Swift Option
BBX
Halcon
AUSTIN CHALK FAIRWAY

East Texas Overview
The East Texas assets gather and process volumes produced primarily from the Austin Chalk, Woodbine and Travis Peak plays
The Brookeland system currently has two rigs drilling on dedicated acreage targeting Austin Chalk
New 10-year 823,000 area dedication that stretches eastward on the
Brookeland system and will increase system volumes as producers execute planned drilling
Over 80% of gross margin generated from fee-based arrangements
Additional ongoing discussions covering the Austin Chalk, Tuscaloosa
Marine Shale and Woodbine with various producers
Prospects
EOG
Halcón
Ursa
Dedicated Acreage
BBX
Kovar
Swift
Swift Option
1
2
1
2
Indian Springs
(1)
Brookeland
Belle Bower
Capacity (MMcfd): 20.0
Brookeland
Capacity (MMcfd): 100.0
Rosewood
Capacity (MMcfd): 10.0
Indian Springs (25% non-op)
Capacity (net) (MMcfd): 36.0
Central
Capacity (MMcfd): 20.0
Legend
TX
LA
EROC Gathering Systems
EROC Processing Plant
East Texas Producer Map
Highlights
East Texas System Map
16